ING Equity Trust
ING SmallCap Value Choice Fund (“Fund”)
Supplement dated March 30, 2007
to the Class A, Class B, Class C and Class M Prospectus,
and the Class I and Class Q Prospectus
each dated September 30, 2006
On March 2, 2007, the Board of Trustees of ING Equity Trust approved the addition of Kayne Anderson Rudnick Investment Management, LLC and ING Investment Management Co. as additional sub-advisers to the Fund, changes to the Fund’s principal investment strategies and a change in the Fund’s primary benchmark. A combined proxy/ information statement discussing the addition of the new sub-advisers is expected to be mailed to shareholders on or about May 4, 2007.
Effective March 29, 2007, the Class A, Class B, Class C and Class M Prospectus and the Class I and Class Q Prospectus will be supplemented to reflect the following:
1.	The information pertaining to the Fund in the table in the section entitled “Funds at a Glance” on page 2 of the Class A, Class B, Class C and Class M Prospectus and the Class I and Class Q Prospectus is revised as follows:

FUND	INVESTMENT OBJECTIVE

ING SmallCap Value Choice Fund	Maximum long-term capital
Adviser: ING Investments, LLC	appreciation
Sub-Adviser: NWQ Investment Management
Company, LLC
Sub-Adviser: Kayne Anderson Rudnick
Investment Management, LLC
Sub-Adviser: ING Investment Management Co.
2.	The heading entitled “Sub-Adviser” at the top of page 32 of the Class A, Class B and Class C and the top of page 28 of the Class I and Class Q Prospectus is hereby deleted in its entirety and replaced with the following:
Sub-Advisers NWQ Investment Management Company, LLC Kayne Anderson Rudnick Investment Management, LLC ING Investment Management Co.
3.	The sub-section entitled “Principal Investment Strategies” under the section entitled “ING SmallCap Value Choice Fund” on page 32 of the Class A, Class B, Class C and Class M Prospectus and on page 28 of the Class I and Class Q Prospectus is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in securities of small capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

For this Fund, smaller-sized companies are those with market capitalizations that fall within the range of companies found in the Russell 2000® Value Index which is an index that measures the performance of small companies. The market capitalization range will change with market conditions as the range of companies in the Russell 2000® Value Index changes. As of December 31, 2006 the smallest companies in the Russell 2000® Value Index and Russell 2000® Index had market capitalizations of $93 million and $68 million, respectively, and the largest company for both Indices had a market capitalization of $3.1 billion.

The equity securities in which the Fund may invest include common and preferred stocks, American Depositary Receipts (“ADRs”) and convertible securities. The Fund may also invest in derivatives or exchange-traded funds (“ETFs”) as part of its investment strategy.

NWQ Investment Management Company, LLC (“NWQ”), Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson”) and ING Investment Management Co. (“ING IM”) sub-advise the Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments.

NWQ

NWQ uses an extensive bottom-up, analyst-driven stock selection process that seeks to provide superior returns by identifying undervalued securities. NWQ seeks to invest in undervalued companies where catalysts exist to unlock value or improve profitability. Potential catalysts include new management, improving fundamentals, renewed management focus, industry consolidation, hidden assets or company restructuring. The performance of each company is typically based upon its own specific merits or catalysts, rather than general market movements or industry strength.

KAYNE ANDERSON

Kayne Anderson uses a strategy emphasizing consistently growing, highly profitable, low debt companies in mature industries with rising cash flows which Kayne Anderson deems to be of high quality. If a company meets these criteria, Kayne Anderson researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value.

ING IM

ING IM overweights those stocks in the index that it believes will outperform the index and underweights (or avoids altogether) those stocks in the index that it believes will underperform the index. Stocks that ING IM believes are likely to match the performance of the index are generally invested in proportion to their representation in the index. In determining stock weightings, ING IM uses internally developed computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth.

Portfolio risk controls include:
•	maximum position of 5% of portfolio (at cost);

•	maximum investment in any sector of the greater of 3% of the portfolio or 5% greater than the weighting in the benchmark index;

•	maximum of 35% in foreign issuers; and

•	maximum of 15% in any single foreign country
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33⅓% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund may invest in other investment companies to the extent permitted by the 1940 act and the rules thereunder.
4.	The sub-section entitled “Risks” under the section entitled “ING SmallCap Value Choice Fund” on page 32 of the Class A, Class B, Class C and Class M Prospectus and on page 28 of the Class I and Class Q Prospectus is amended to add the following risk:
Other Investment Companies— the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administrative fees, and custodial fees) in addition to the expenses of the Fund.
5.	The information relating to the Fund in the table entitled “Operating Expense Paid Each Year by the Funds” and the corresponding “Example” beginning on page 34 of the Class A, Class B and Class C Prospectus are amended as follows:

Class A, Class B and Class C
Class A

			Distribution and				Waivers
			Service (12b-1)			Total Fund	Reimbursements and
Fund		Management Fees	Fees	Other Expenses		Operating Expenses	Recoupment(2)	Net Expenses
ING SmallCap Value Choice	%	0.99	0.25	0.42	%(4)	1.66	(0.16)	1.50	(9)
Class B

			Distribution and				Waivers
			Service (12b-1)			Total Fund	Reimbursements and
Fund		Management Fees	Fees	Other Expenses		Operating Expenses	Recoupment(2)	Net Expenses
ING SmallCap Value Choice	%	0.99	1.00	0.42	(4)	2.41	(0.16)	2.25	(9)
Class C

			Distribution and				Waivers
			Service (12b-1)			Total Fund	Reimbursements and
Fund		Management Fees	Fees	Other Expenses		Operating Expenses	Recoupment(3)	Net Expenses
ING SmallCap Value Choice	%	0.99	1.00%	0.42	(4)	2.41	(0.16)	2.25	(9)

Example

Class A	1 Year	3 Years	5 Years	10 Years
ING SmallCap Value Choice(1)	$719	1,054	1,411	2,415

	If you sell your shares				If you don’t sell your shares
Class B	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
ING SmallCap Value Choice(1)	$728	1,036	1,471	2,548	228	736	1,271	2,548

	If you sell your shares				If you don’t sell your shares
Class C	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
ING SmallCap Value Choice(1)	$328	736	1,271	2,734	228	736	1,271	2,734

(1)	The Examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.
6.	The information relating to the Fund in the table entitled “Operating Expenses Paid Each Year by the Funds” and the corresponding “Example” beginning on page 30 of the Class I and Class Q Prospectus is amended as follows:
Class I

			Distribution and				Waivers
			Service (12b-1)			Total Fund	Reimbursements and
Fund		Management Fees	Fees	Other Expenses		Operating Expenses	Recoupment(3)	Net Expenses
ING SmallCap Value Choice	%	0.99	N/A	0.42	(4)	1.41	(0.16)	1.25	(5)
Example
Class I

Fund	1 Year	3 Years	5 Years	10 Years
ING SmallCap Value Choice (1)	$127	431	756	1,677

(1)	The Examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.

The Multi-Manager Approach

Three sub-advisers are used to manage the Fund’s assets — NWQ, Kayne Anderson Rudnick and ING IM. Each manages a portion of the Fund’s assets that is allocated to the sub-adviser by the Adviser.

The assets of the Fund under the management of NWQ as of February 20, 2007 were $81.1 million. Kayne Anderson and ING IM will each receive $5 million for investment purposes on March 29, 2007. All future cash flows will be divided equally between ING IM and Kayne Anderson at the discretion of the Adviser. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective. Redemptions will be handled pro rata from all three sleeves based on the percentage of assets managed by each sub-adviser.
7.	The section entitled “Management of the Funds — Adviser and Sub-Advisers — Sub-Adviser —ING SmallCap Value Choice Fund” on page 58 of the Class A, Class B and Class M Prospectus and on page 46 of the Class I and Class Q Prospectus is amended to add the following after the sub-section entitled “Performance of Similar International Small-Cap Value Accounts Managed by NWQ”:
Kayne Anderson Rudnick Investment Management, LLC

Kayne Anderson, a wholly-owned, independently managed subsidiary of Phoenix Investment Partners, Ltd., the wholly-owned asset-management subsidiary of The Phoenix Companies, Inc. (NYSE: PNX). Kayne Anderson was founded in 1984 and is registered with the SEC as an investment adviser.

Kayne Anderson uses a strategy emphasizing consistently growing, highly profitable, low debt companies in mature industries with rising cash flows which Kayne Anderson deems to be of high quality. If a company meets these criteria, Kayne Anderson researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value.

The following individuals share responsibility for the day-to-day management of ING SmallCap Value Choice Fund’s assets allocated to Kayne Anderson.

Robert A. Schwarzkopf, CFA, has been a co-portfolio manager of the Fund since March 29, 2007. He is the managing director of Small Cap Equity, a portfolio manager for the Small and Mid Cap Equity Portfolios, and a member of the Executive Management Committee for Kayne Anderson. He has approximately 25 years of equity research experience. Before joining Kayne Anderson in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares.

Sandi L. Gleason, CFA, has been a co-portfolio manager of the Fund since March 29, 2007. She is also a portfolio manager for the Small and Mid Cap Equity Portfolios for Kayne Anderson. She has approximately 11 years of equity research experience. Before joining Kayne Anderson in 1993, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation-consulting firm.

As of December 31, 2006, Kayne Anderson had assets under management of approximately $6.5 billion. The principal address of Kayne Anderson is 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067.

ING Investment Management Co.

ING Investment Management Co. is an indirect wholly-owned subsidiary of ING Groep and an affiliate of ING Investments.

ING IM overweights those stocks in the index that they believe will outperform the index and underweights (or avoids altogether) those stocks in the index that it believes will underperform the index. Stocks that ING IM believes are likely to match the performance of the index are generally invested in proportion to their representation in the index. In determining stock weightings, ING IM uses internally developed computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth.

The following individuals share responsibility for the day-to-day management of ING SmallCap Value Choice Fund’s assets allocated ING IM.

Omar Aguilar, Ph.D., has been a co-portfolio manager of the Fund since March 29, 2007. He has been with ING IM since July 2004 and is Head of Quantitative Equity Research. Dr. Aguilar previously served as head of Lehman Brothers’ quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Vincent Costa CFA, has been a co-portfolio manager of the Fund since March 29, 2007. Mr. Costa is Senior Vice-President and Head of Quantitative Equity and joined ING IM in April 2006 as Head of Portfolio Management of quantitative equity from Merrill Lynch Investment Managers where he had been employed since 1999, most recently as Managing Director and Chief Investment Officer for that firm’s Quantitative Investment strategies. He has over 21 years of investment experience.

As of December 31, 2006, ING IM had assets under management of approximately $67.1 billion. ING IM’s principal address is 230 Park Avenue, New York, NY 10169.
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ING Equity Trust
ING SmallCap Value Choice Fund (“Fund”)
Supplement dated March 30, 2007
to the Class A, Class B, Class C, Class I and Class Q
Statement of Additional Information (“SAI”) dated September 30, 2006
On March 2, 2007, the Board of Trustees of ING Equity Trust approved the addition of Kayne Anderson Rudnick Investment Management, LLC and ING Investment Management Company as second and third sub-advisers to the Fund. Effective March 29, 2007, the Class A, Class B, Class C, Class I and Class Q SAI will be supplemented to reflect the following:
1.	The section entitled “Adviser” beginning on page 105 of the SAI is hereby amended to delete the first paragraph and replace it with the following:

The investment adviser for the Funds is ING Investments, LLC (“ING Investments” or “Adviser”) which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Directors/Trustees of the Funds, has the overall responsibility for the management of each Fund’s portfolio subject to delegation of certain responsibilities to other investment advisers (each a “Sub-Adviser” and collectively, “Sub-Advisers”): ING Investment Management Co. (“ING IM”), as Sub-Adviser to Convertible Fund, Disciplined LargeCap Fund, Financial Services Fund, Fundamental Research Fund, MagnaCap Fund, MidCap Opportunities Fund, Opportunistic LargeCap Fund, and SmallCap Opportunities Fund; ING Clarion Real Estate Securities L.P. (“ING CRES”) as Sub-Adviser to Real Estate Fund; Brandes Investment Partners, L.P. (“Brandes”) as Sub-Adviser to LargeCap Value, MidCap Value and SmallCap Value Funds; Wellington Management Company, LLP (“Wellington Management”) as Sub-Adviser to the LargeCap Growth Fund; NWQ Investment Management Company, LLC (“NWQ”), Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson”), and ING Investment Company (“ING IM”) as Sub-Advisers to SmallCap Value Choice Fund; and Tradewinds Global Investors, LLC (“Tradewinds”) as Sub-Adviser to MidCap Value Choice Fund. ING Investments, ING IM, and ING CRES are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

2.	The information relating to the SmallCap Value Choice Fund in the table entitled “Annual Investment Management Fee” on page 107 is amended as follows:

NWQ

1.00% of the Fund’s average daily net assets managed by NWQ.

Kayne Anderson

1.00% of the Fund’s average daily net assets managed by Kayne Anderson.

ING IM

0.75% of the Fund’s average daily net assets managed by ING IM.

3.	The section entitled “Sub-Advisory Agreements” beginning on page 109 of the SAI is hereby amended to delete the 9th paragraph and replace it with the following:

Pursuant to Sub-Advisory Agreements between ING Investments and NWQ, ING Investments and Kayne Anderson and ING Investments and ING IM, NWQ, Kayne Anderson and ING IM act as Sub-Advisers to SmallCap Value Choice Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments. In this capacity, NWQ, Kayne Anderson and ING IM, subject to the supervision and control of ING Investments and the Trustees of the Fund, manage the Fund’s portfolio of investments consistently with the Fund’s investment objective and execute the Fund’s investment policies that they deem appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. The principal address of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, California 90067. NWQ is an indirect, wholly owned subsidiary of Nuveen Investments, Inc. The principal address of Kayne Anderson is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Kayne Anderson is a wholly-owned, independently managed subsidiary of Phoenix Investment Partners, Ltd., the wholly-owned asset- management subsidiary of The Phoenix Companies, Inc. The principal address of ING IM is 230 Park Avenue, New York, NY 10169. ING IM is an affiliate of ING Investments and an indirect, wholly-owned subsidiary of ING Groep.

4.	The information pertaining to the Fund in the annual sub-advisory fees table beginning on page 112 of the SAI is hereby deleted in its entirety and replaced with the following:

Fund		Annual Sub-Advisory Fee
ING SmallCap Value Choice Fund	1st Sleeve (NWQ) Sub-Advisory Fee	0.50% on the first $150 million 0.60% thereafter on aggregate assets managed by NWQ

	2nd Sleeve (Kayne Anderson) Sub-Advisory Fee	0.60% on the first $100 million 0.50% thereafter on aggregate assets managed by Kayne Anderson

	3rd Sleeve (ING IM) Sub-Advisory Fee	0.3375% on assets managed by ING IM

5.	The section entitled “Portfolio Managers — International SmallCap Fund” on page 124 of the SAI is amended to add the following after the heading “SmallCap Value Choice Fund:”

Kayne Anderson

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Robert Schwarzkopf, CFA	6	$188.4 million	0	0	17,930	$4.25 billion
Sandi Gleason, CFA	6	$188.4 million	0	0	17,930	$4.25 billion
Potential Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Kayne Anderson seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Kayne Anderson has adopted procedures for allocating fund transactions across multiple accounts.

•	With respect to many of its clients’ accounts, Kayne Anderson determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Kayne Anderson may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Kayne Anderson may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Kayne Anderson has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Kayne Anderson has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation
Investment professionals at Kayne Anderson receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.
The bonus amount for a portfolio manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including, but not limited to, this Portfolio, and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.
Following is a more detailed description of the compensation structure of the Portfolio’s managers.
Base Salary. Each portfolio manager is paid a base salary, which is determined by Kayne Anderson and is designed to be competitive in light of the individual’s experience and responsibilities. Kayne Anderson management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at Kayne Anderson has several components:
(1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the Portfolios managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager’s participation is based on the performance of each Portfolio overseen and is weighted roughly by total assets in each of those Portfolios.
(2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.
(3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager’s investment area.
The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.
Long-Term Incentive Bonus. Kayne Anderson investment professionals are eligible for participation in a 25% bonus pool. They are also eligible to receive Phoenix Restricted Stock Units with multi-year vesting, subject to Phoenix board approval. The three components used to evaluate participation in this incentive compensation program are (1) relative portfolio performance, (2) citizenship and professional development, and (3) achievement of Phoenix target profitability.
Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, 401(k), health, and other employee benefit plans.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of December 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Robert Schwarzkopf, CFA	none
Sandi Gleason, CFA	none
ING IM
Other Accounts Managed
     The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Omar Aguilar, Ph.D.	132	$15,243,225,406	13	$765,190,020	37	$5,761,986,166
Vincent Costa, CFA	132	$15,243,225,406	13	$765,190,020	37	$5,761,986,166
Potential Material Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.
Compensation
Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.
The Portfolio Managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined the relevant index is the S&P 500® Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).
Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio Managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of December 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Omar Aguilar, Ph.D.	none
Vincent Costa, CFA	none
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